M SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: December 2, 2005

KLONDIKE STAR MINERAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)
Delaware	000-30965	91-1980708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2009 Iron Street, Bellingham, WA 98225

(Address of principal executive offices)

Registrants telephone number, including area code: (260) 647-3170

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 - Corporate Governance and Management

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 29, 2005, the Board of Directors adopted a Code of Business Conduct and Ethics. A copy is attached hereto as an exhibit.

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits

The following documents are attached hereto as exhibits:
Exhibit NO.	Document
14	Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLONDIKE STAR MINERAL CORPORATION

December 2, 2005                                /s/ Hans Boge

Date                                                         Hans Boge, President